SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 05, 2005

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma		73107

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Item 2.02     Results of Operations and Financial Condition.

On August 05, 2005 LSB Industries, Inc. (the “Company”) issued a press release to report its financial results for the quarter ended June 30, 2005, and to announce that it will conduct a conference call to discuss the second quarter results on August 23, 2005, beginning at 10:30am central time. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto is being furnished under Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

	Exhibit Number	Description

	99.1	Press release dated August 05, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2005	LSB INDUSTRIES, INC.

	By:	/s/ JIM D. JONES

Jim D. Jones,
Senior Vice President, Corporate Controller and Treasurer (Principal Accounting Officer)